                                 --------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported) May 27, 2005
                                                      -----------------

                                   AMARU, INC.
    -------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                     Nevada
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
----------------------                        ----------------------------------
Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
--------------------------------------------------------------------------------

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

         As of May 27, 2005, the wholly-owned subsidiary of Amaru, Inc. (the"Company"), M2B World, Inc.,a California corporation ("M2B World") entered into an investment agreement (the "Agreement") with Indie Vision Films, Inc., a California corporation ("IV") to purchase 20% of the beneficial ownership of IV in consideration for $500,000. The total purchase price is due in three installments of $100,000, $150,000 and $250,000, with a final installment due on December 1, 2005. In consideration for its purchase, M2B World will be entitled to the rights to receive programming from IV from its library of programming for a period of five (5) years at the value of at least $350,000. M2B World will also have rights to receive advertising and promotional spots for its Broadband Channels for the value of $350,000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 7, 2005                        AMARU, INC.

                                           By: /s/ Colin Binny
                                               --------------------------
                                               Colin Binny
                                               President